Exhibit 99.1

CoBiz Financial Announces First Quarter 2016 Results

Denver -- CoBiz Financial Inc. (Company) (NASDAQ: COBZ), a financial services company with $3.4 billion in assets, announced net income available to common shareholders of $7.4 million for the first quarter of 2016, or $0.18 per diluted common share. Return on average assets was 0.88% and return on average shareholders’ equity was 10.74% for the first quarter of 2016.

Financial Highlights – First Quarter 2016

•Loans at March 31, 2016 increased $267.3 million, or 10.9%, from March 31, 2015 and $17.7 million from December 31, 2015.

•Deposits at March 31, 2016 increased $227.1 million, or 8.9%, from March 31, 2015 and $32.7 million from December 31, 2015.

•Credit quality measures remain strong with nonperforming assets to total assets of 0.40% and an allowance for loan and credit losses (Allowance) to nonperforming loan coverage of 428.0% as of March 31, 2016.

Financial Summary

	Quarter ended (unaudited)			1Q16 change vs.
(in thousands, except per share amounts)	1Q16	4Q15	1Q15	4Q15		1Q15
Net interest income before provision	$28,229	$28,236	$28,001	$(7)	(0.0)%	$228	0.8%
Provision for loan losses	370	5,390	(789)	(5,020)	(93.1)%	1,159	146.9%
Net interest income after provision	27,859	22,846	28,790	5,013	21.9%	(931)	(3.2)%
Total noninterest income	7,688	7,985	7,318	(297)	(3.7)%	370	5.1%
Total noninterest expense	25,832	25,717	25,363	115	0.4%	469	1.8%
Net income before income taxes	9,715	5,114	10,745	4,601	90.0%	(1,030)	(9.6)%
Provision for income taxes	2,350	714	3,342	1,636	229.1%	(992)	(29.7)%
Income from continuing operations	7,365	4,400	7,403	2,965	67.4%	(38)	(0.5)%
Discontinued operations, net of tax(1)	-	-	(71)	-	-%	71	100.0%
Net income	7,365	4,400	7,332	2,965	67.4%	33	0.5%
Preferred stock dividends	-	-	(143)	-	-%	143	100.0%
Net income available to common shareholders	$7,365	$4,400	$7,189	$2,965	67.4%	$176	2.4%

Diluted earnings per common share	$0.18	$0.11	$0.18	$0.07	63.6%	$-	-%

KEY RATIOS
Net interest margin	3.73%	3.73%	4.06%
Efficiency ratio(2)	68.63%	68.51%	69.42%
Return on average assets	0.88%	0.53%	0.98%
Return on average shareholders' equity	10.74%	6.37%	9.51%
Noninterest income as a percentage of operating revenues	20.43%	21.07%	20.05%

(1)The Company discontinued the operations of its investment banking subsidiary, Green Manning & Bunch (GMB) as of March 31, 2015. GMB’s operations have been reported as such for all periods presented throughout this earnings announcement.

(2)The efficiency ratio equals noninterest expense adjusted to exclude gains and losses on other real estate owned (OREO), other assets and investments, divided by the sum of tax equivalent net interest income and noninterest income. To calculate tax equivalent net interest income, the interest earned on tax exempt loans and investment securities has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation.

1 | Page

Loans

	Quarter ended (unaudited)			1Q16 change vs.
(in thousands)	1Q16	4Q15	1Q15	4Q15		1Q15
LOANS
Commercial	$1,181,185	$1,175,379	$1,034,189	$5,806	0.5%	$146,996	14.2%
Owner-occupied real estate	432,712	436,643	427,838	(3,931)	(0.9)%	4,874	1.1%
Investor real estate	576,970	579,625	546,947	(2,655)	(0.5)%	30,023	5.5%
Construction & land	208,701	201,281	179,749	7,420	3.7%	28,952	16.1%
Consumer	258,345	253,317	213,543	5,028	2.0%	44,802	21.0%
Other	58,975	52,960	47,276	6,015	11.4%	11,699	24.7%
Total loans	$2,716,888	$2,699,205	$2,449,542	$17,683	0.7%	$267,346	10.9%

•Loans at March 31, 2016 increased $267.3 million, or 10.9%, from March 31, 2015 and $17.7 million from December 31, 2015.

•From December 31, 2015, loans increased $40.2 million in the Arizona market but declined $22.5 million in the Colorado market primarily due to payoffs in the real estate portfolio.

	Quarter ended (unaudited)
(in thousands)	1Q16	4Q15	3Q15	2Q15	1Q15
Loans - beginning balance	$2,699,205	$2,621,053	$2,496,113	$2,449,542	$2,405,575
New credit extended	136,126	187,750	261,764	197,340	151,539
Credit advanced	111,032	129,789	131,936	114,932	105,157
Paydowns & maturities	(223,102)	(239,212)	(268,673)	(265,459)	(211,937)
Gross loan charge-offs	(6,373)	(175)	(87)	(242)	(792)
Loans - ending balance	$2,716,888	$2,699,205	$2,621,053	$2,496,113	$2,449,542

Net change - loans outstanding	$17,683	$78,152	$124,940	$46,571	$43,967

•New credit extensions and advances were lower in the first quarter of 2016.

•Commercial line utilization was 33.8% at March 31, 2016, compared to 36.9% and 34.5%,  respectively, at March 31, 2015 and December 31, 2015.

Deposits and Customer Repurchase Agreements

	Quarter ended (unaudited)			1Q16 change vs.
(in thousands)	1Q16	4Q15	1Q15	4Q15		1Q15
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$834,152	$804,777	$687,199	$29,375	3.7%	$146,953	21.4%
Interest-bearing demand	600,415	585,524	589,401	14,891	2.5%	11,014	1.9%
Savings	18,165	18,078	16,811	87	0.5%	1,354	8.1%
Certificates of deposits under $100	21,078	21,515	23,405	(437)	(2.0)%	(2,327)	(9.9)%
Certificates of deposits $100 and over	92,161	94,260	113,030	(2,099)	(2.2)%	(20,869)	(18.5)%
Reciprocal CDARS	36,816	37,223	57,317	(407)	(1.1)%	(20,501)	(35.8)%
Total interest-bearing deposits	1,602,787	1,561,377	1,487,163	41,410	2.7%	115,624	7.8%
Noninterest-bearing demand deposits	1,171,577	1,180,335	1,060,054	(8,758)	(0.7)%	111,523	10.5%
Total deposits	2,774,364	2,741,712	2,547,217	32,652	1.2%	227,147	8.9%
Customer repurchase agreements	39,141	47,459	58,814	(8,318)	(17.5)%	(19,673)	(33.4)%
Total deposits and customer repurchase agreements	$2,813,505	$2,789,171	$2,606,031	$24,334	0.9%	$207,474	8.0%

•Total deposits at March 31, 2016 increased $227.1 million from March 31, 2015 and $32.7 million from December 31, 2015.

•Noninterest-bearing demand accounts declined $8.8 million from December 31, 2015 and were 42.2% of total deposits at March 31, 2016.    Net outflows in demand deposits in the first quarter

2 | Page

typically occur as our commercial clients make annual shareholder distributions and management bonuses.

Credit Quality

	Quarter ended (unaudited)
(in thousands)	1Q16	4Q15	1Q15
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$40,686	$34,899	$32,765
Provision for loan losses	370	5,390	(789)
Net recovery (charge-off)	(5,771)	397	526
Ending allowance for loan losses	$35,285	$40,686	$32,502

CREDIT QUALITY
Nonaccrual loans	$8,244	$15,717	$6,088
Loans 90 days or more past due and accruing interest	-	505	-
Total nonperforming loans	8,244	16,222	6,088
OREO and repossessed assets	5,079	5,079	5,786
Total nonperforming assets	$13,323	$21,301	$11,874

Performing renegotiated loans	$26,523	$28,196	$27,139
Classified loans	$60,700	$51,078	$36,792

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.40%	0.64%	0.38%
Nonperforming loans to total loans	0.30%	0.60%	0.25%
Nonperforming loans and OREO to total loans and OREO	0.49%	0.79%	0.48%
Allowance for loan and credit losses to total loans	1.30%	1.51%	1.33%
Allowance for loan and credit losses to nonperforming loans	428.01%	250.81%	533.87%

•Nonperforming assets (NPAs) decreased $8.0 million from December 31, 2015 to $13.3 million at March 31, 2016.

o

$6.0 million of the decrease in NPAs was driven by a partial charge-off of a large Commercial & Industrial (C&I)  credit, specifically reserved for and classified as impaired and placed on nonaccrual during the fourth quarter of 2015, as previously disclosed.

•The Company had net charge-offs of $5.8 million, including the C&I credit mentioned above, in the first quarter of 2016.

•A provision for loan losses of $0.4 million was recorded in the first quarter of 2016.

•The resulting Allowance equated to 1.30% of total loans, and the coverage of Allowance to nonperforming loans was 428.0% at March 31, 2016.

Shareholders’ Equity and Long-Term Debt

	Quarter ended (unaudited)
(in thousands, except per share amounts)	1Q16	4Q15	1Q15
EQUITY MEASURES
Common shareholders' equity	$277,811	$273,536	$258,291
Total shareholders' equity	277,811	273,536	315,629

Common shares outstanding at period end	41,355	41,122	40,988

Book value per common share	$6.72	$6.65	$6.30
Tangible book value per common share *	$6.67	$6.60	$6.24

Tangible common equity to tangible assets *	8.23%	8.11%	8.29%
Tangible equity to tangible assets *	8.23%	8.11%	10.14%
Tier 1 capital ratio	**	10.47%	13.14%
Total-risk based capital ratio	**	13.73%	14.11%

* See accompanying Reconciliation of Non-GAAP measures to GAAP

** Ratios unavailable at the time of release.

3 | Page

•The Company used the net proceeds from the issuance of $60.0 million of subordinated notes (Notes) in June 2015 to redeem its Small Business Lending Fund (SBLF) preferred stock in July 2015. The SBLF shares were included in Tier 1 capital, whereas the Notes qualify as Tier 2 capital. As a result of the transaction, the Company’s shareholders’ equity and Tier 1 capital ratio declined; however, while total regulatory capital did not change significantly as a result of the transactions, shareholders’ equity did decline.

•On April 21, 2016, the Board of Directors of the Company declared a quarterly cash dividend of $0.045 per common share. The dividend will be paid on May 9, 2016 to shareholders of record on May 2, 2016.

Net Interest Income and Margin

•Net interest income on a tax-equivalent basis (NII) was $29.9 million for the first quarter of 2016, relatively flat from the quarter ended December 31, 2015 (linked-quarter),  based on a lower day count.

•From the quarter ended March 31, 2015, NII increased $0.8 million. The prior-year quarter comparison was impacted by:

o	NII in the prior-year quarter was positively affected by collection of past-due interest on problem loan resolutions of $1.2 million.
o	Interest expense of $0.9 million related to the Notes is included in net interest income for the quarter ended March 31, 2016, but not the prior-year quarter.

•Net Interest Margin (NIM) contracted 33 basis points from the prior-year quarter and was stable from the linked-quarter at 3.73%.

o

NIM was impacted by the Notes offering, which contributed 11 basis points of the contraction to the reported NIM for the first quarter of 2016 compared to the prior-year quarter, but did not impact the linked-quarter comparison.

o	NIM for the prior-year quarter also benefited from the recognition of past-due interest collected on problem loan resolutions noted above.

•Supporting the growth in NII was an increase in the earning asset base and improved deposit composition.

o	Quarterly average loans increased $292.3 million, or 12.1%, from the prior-year quarter, and $49.8 million from the linked-quarter.
o	Quarterly average deposits increased $212.9 million, or 8.5%, from the prior-year quarter, but decreased $30.3 million from the linked-quarter.
o	Average noninterest-bearing demand accounts increased $119.7 million, 56% of the total increase in deposits, from the prior-year quarter, but decreased $15.0 million from December 31, 2015.

Noninterest Income

	Quarter ended (unaudited)			1Q16 change vs.
(in thousands)	1Q16	4Q15	1Q15	4Q15		1Q15
Noninterest income:
Deposit service charges	$1,485	$1,424	$1,493	$61	4.3%	$(8)	(0.5)%
Investment advisory income	1,450	1,388	1,495	62	4.5%	(45)	(3.0)%
Insurance income	3,050	2,937	2,950	113	3.8%	100	3.4%
Equity method investments	494	453	233	41	9.1%	261	112.0%
Interest rate swaps	(293)	154	75	(447)	(290.3)%	(368)	(490.7)%
Other income	1,502	1,629	1,072	(127)	(7.8)%	430	40.1%
Total noninterest income	$7,688	$7,985	$7,318	$(297)	(3.7)%	$370	5.1%

•Noninterest income was $7.7 million for the first quarter of 2016, an increase of $0.4 million from the prior-year quarter, but a  decrease of $0.3 million from the linked-quarter.

•Noninterest income as a percentage of operating income was 20.4% for the first quarter of 2016, as compared to 20.0% and 21.1%, respectively, for the prior-year and linked-quarters.

4 | Page

Operating Expenses

	Quarter ended (unaudited)			1Q16 change vs.
(in thousands)	1Q16	4Q15	1Q15	4Q15		1Q15
Noninterest expense:
Salaries and employee benefits	$16,660	$17,095	$16,975	$(435)	(2.5)%	$(315)	(1.9)%
Stock-based compensation expense	969	713	1,165	256	35.9%	(196)	(16.8)%
Occupancy expenses, premises and equipment	3,490	3,301	3,149	189	5.7%	341	10.8%
Amortization of intangibles	150	150	150	-	-%	-	-%
Other operating expenses	4,560	4,704	3,893	(144)	(3.1)%	667	17.1%
Net (gain) loss on OREO, repossessed assets and other	3	(246)	31	249	101.2%	(28)	(90.3)%
Total noninterest expense	$25,832	$25,717	$25,363	$115	0.4%	$469	1.8%

•Total noninterest expense increased $0.5 million, or 1.8%, from the prior-year quarter and increased modestly from the linked-quarter.

o	During the fourth quarter of 2015, the Company eliminated several job positions and recorded related severance expense of $1.0 million.
o	Offsetting part of the reduction in salary expense were seasonally higher payroll taxes, vacation expense and stock-based compensation charges.

•The efficiency ratio was 68.6% for the first quarter of 2016, as compared to 69.4% and 68.5%, respectively, for the prior-year and linked-quarters.

Earnings Conference Call

In conjunction with this release, you are invited to listen to the Company's conference call on Friday, April 22, 2016, at 9:00 am MDT with Steve Bangert, chairman and CEO of CoBiz Financial Inc. The call can be accessed via the Internet at http://www.snl.com/irweblinkx/corporateprofile.aspx?iid=1017371 or by telephone at 877.493.9121 (conference ID # 81182744). International callers may dial:  973.582.2750.

Explanation of the Company’s Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations and reflects the basis on which management internally reviews financial performance and capital adequacy. We believe these measures provide important supplemental information to investors. However, you should not rely on non-GAAP financial measures alone as measures of our performance. Please see the accompanying Reconciliation of Non-GAAP Measures to GAAP for additional information.

Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

5 | Page

About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $3.4 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides banking services through Colorado Business Bank, Arizona Business Bank and CoBiz Private Bank; wealth planning and investment management through CoBiz Wealth Management; and property and casualty insurance brokerage and employee benefits through CoBiz Insurance.

Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. Such risks and uncertainties include, among other things:

•Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.

•Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.

•Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.

•Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.

•Our ability to manage growth effectively could adversely affect our results of operations and prospects.

•Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.

•The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

6 | Page

CoBiz Financial Inc.

March 31, 2016

(unaudited)

	Three months ended March 31,
(in thousands, except per share amounts)	2016	2015
INCOME STATEMENT DATA
Interest income	$31,195	$29,964
Interest expense	2,966	1,963
NET INTEREST INCOME BEFORE PROVISION	28,229	28,001
Provision for loan losses	370	(789)
NET INTEREST INCOME AFTER PROVISION	27,859	28,790
Noninterest income	7,688	7,318
Noninterest expense	25,832	25,363
INCOME BEFORE INCOME TAXES	9,715	10,745
Provision for income taxes	2,350	3,342
NET INCOME FROM CONTINUING OPERATIONS	7,365	7,403
Loss from discontinued operations, net of tax	-	(71)
NET INCOME	$7,365	$7,332

Preferred stock dividends	-	(143)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$7,365	$7,189

EARNINGS PER COMMON SHARE
BASIC	$0.18	$0.18
DILUTED	$0.18	$0.18

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	41,355	40,988
Book value per common share	$6.72	$6.30
Tangible book value per common share *	$6.67	$6.24
Tangible common equity to tangible assets *	8.23%	8.29%
Tangible equity to tangible assets *	8.23%	10.14%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

PERIOD END BALANCES
Total assets	$3,357,000	$3,090,226
Investments	495,012	488,186
Loans	2,716,888	2,449,542
Intangible assets	1,776	2,376
Deposits	2,774,364	2,547,217
Subordinated debentures	131,216	72,166
Common shareholders' equity	277,811	258,291
Total shareholders' equity	277,811	315,629
Interest-earning assets	3,229,226	2,945,276
Interest-bearing liabilities	1,879,671	1,691,143

BALANCE SHEET AVERAGES
Average assets	$3,351,087	$3,038,010
Average investments	507,797	486,460
Average loans	2,701,483	2,409,171
Average deposits	2,708,483	2,495,616
Average subordinated debentures	131,206	72,166
Average shareholders' equity	275,863	312,757
Average interest-earning assets	3,228,872	2,916,283
Average interest-bearing liabilities	1,891,527	1,666,630

7 | Page

CoBiz Financial Inc.

March 31, 2016

(unaudited)

	Three months ended March 31,
(in thousands)	2016	2015
PROFITABILITY MEASURES
Net interest margin	3.73%	4.06%
Efficiency ratio - tax equivalent	68.63%	69.42%
Return on average assets	0.88%	0.98%
Return on average shareholders' equity	10.74%	9.51%
Noninterest income as a percentage of operating revenues	20.43%	20.05%

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$8,244	$6,088
Loans 90 days or more past due and accruing interest	-	-
Total nonperforming loans	8,244	6,088
OREO & repossessed assets	5,079	5,786
Total nonperforming assets	$13,323	$11,874

Performing renegotiated loans	$26,523	$27,139
Classified loans	$60,700	$36,792

Charge-offs	$(6,373)	$(792)
Recoveries	602	1,318
Net recoveries (charge-offs)	$(5,771)	$526

Nonperforming assets to total assets	0.40%	0.38%
Nonperforming loans to total loans	0.30%	0.25%
Nonperforming loans and OREO to total loans and OREO	0.49%	0.48%
Allowance for loan and credit losses to total loans	1.30%	1.33%
Allowance for loan and credit losses to nonperforming loans	428.01%	533.87%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$6,677	$632	$7,309	$1,181,185	0.62%
Real estate - mortgage	317	480	797	1,009,682	0.08%
Construction & land	26	-	26	208,701	0.01%
Consumer	112	-	112	258,345	0.04%
Other loans	-	-	-	58,975	-%
OREO & repossessed assets	4,903	176	5,079	5,079	-
NPAs	$12,035	$1,288	$13,323	$2,721,967	0.49%

Total loans	$1,822,739	$894,149	$2,716,888
Total loans and OREO	1,827,642	894,325	2,721,967
Nonperforming loans to loans	0.39%	0.12%	0.30%
Nonperforming loans and OREO to total loans and OREO	0.66%	0.14%	0.49%

8 | Page

CoBiz Financial Inc.

March 31, 2016

(unaudited)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(in thousands, except per share amounts)	2016	2015	2015	2015	2015
Interest income	$31,195	$31,081	$30,177	$30,044	$29,964
Interest expense	2,966	2,845	2,810	1,972	1,963
Net interest income before provision	28,229	28,236	27,367	28,072	28,001
Provision for loan losses	370	5,390	762	1,057	(789)
Net interest income after provision	27,859	22,846	26,605	27,015	28,790
Noninterest income:
Deposit service charges	$1,485	$1,424	$1,490	$1,455	$1,493
Investment advisory income	1,450	1,388	1,478	1,471	1,495
Insurance income	3,050	2,937	3,023	3,137	2,950
Equity method investments	494	453	70	556	233
Interest rate swaps	(293)	154	(156)	(23)	75
Other income	1,502	1,629	1,519	1,344	1,072
Total noninterest income	7,688	7,985	7,424	7,940	7,318
Noninterest expense:
Salaries and employee benefits	$16,660	$17,095	$15,916	$16,216	$16,975
Stock-based compensation expense	969	713	707	739	1,165
Occupancy expenses, premises and equipment	3,490	3,301	3,371	3,258	3,149
Amortization of intangibles	150	150	150	150	150
Other operating expenses	4,560	4,704	4,653	4,091	3,893
Net (gain) loss on securities, other assets and OREO	3	(246)	(59)	(95)	31
Total noninterest expense	25,832	25,717	24,738	24,359	25,363
Net income before income taxes	9,715	5,114	9,291	10,596	10,745
Provision for income taxes	2,350	714	2,337	3,213	3,342
Net income from continuing operations	7,365	4,400	6,954	7,383	7,403
Net income (loss) from discontinued operations	-	-	-	-	(71)
Net income	7,365	4,400	6,954	7,383	7,332
Preferred stock dividends	-	-	(33)	(144)	(143)
Net income available to common shareholders	$7,365	$4,400	$6,921	$7,239	$7,189

Earnings per common share
Basic	$0.18	$0.11	$0.17	$0.17	$0.18
Diluted	$0.18	$0.11	$0.17	$0.17	$0.18

PROFITABILITY MEASURES
Net interest margin	3.73%	3.73%	3.72%	3.96%	4.06%
Efficiency ratio - tax equivalent	68.63%	68.51%	68.25%	65.48%	69.42%
Return on average assets	0.88%	0.53%	0.87%	0.96%	0.98%
Return on average shareholders' equity	10.74%	6.37%	9.76%	9.26%	9.51%
Noninterest income as a percentage of operating revenues	20.43%	21.07%	20.43%	21.26%	20.05%

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	41,355	41,122	41,067	41,028	40,988
Diluted weighted average common shares outstanding (in thousands)	40,829	40,874	40,824	40,742	40,456
Book value per common share	$6.72	$6.65	$6.57	$6.47	$6.30
Tangible book value per common share *	$6.67	$6.60	$6.52	$6.41	$6.24

Tangible common equity to tangible assets *	8.23%	8.11%	8.10%	8.32%	8.29%
Tangible equity to tangible assets *	8.23%	8.11%	8.10%	10.13%	10.14%
Tier 1 capital ratio	**	10.47%	11.05%	13.30%	13.14%
Total risk based capital ratio	**	13.73%	14.13%	16.47%	14.11%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

** Ratios unavailable at the time of release.

9 | Page

CoBiz Financial Inc.

March 31, 2016

(unaudited)

	At
	March 31,	December 31,	September 30,	June 30,	March 31,
(in thousands)	2016	2015	2015	2015	2015
PERIOD END BALANCES
Total assets	$3,357,000	$3,351,767	$3,307,772	$3,166,092	$3,090,226
Investments	495,012	512,812	513,864	493,292	488,186
Loans	2,716,888	2,699,205	2,621,053	2,496,113	2,449,542
Intangible assets	1,776	1,926	2,076	2,226	2,376
Deposits	2,774,364	2,741,712	2,707,413	2,632,386	2,547,217
Subordinated debentures	131,216	131,197	131,178	131,159	72,166
Common shareholders' equity	277,811	273,536	269,969	265,307	258,291
Total shareholders' equity	277,811	273,536	269,969	322,645	315,629
Interest-earning assets	3,229,226	3,230,664	3,171,849	3,008,533	2,945,276
Interest-bearing liabilities	1,879,671	1,872,033	1,883,026	1,767,240	1,691,143
LOANS
Commercial	$1,181,185	$1,175,379	$1,173,950	$1,100,416	$1,034,189
Real estate - mortgage	1,009,682	1,016,268	918,191	934,923	974,785
Construction & land	208,701	201,281	229,284	203,262	179,749
Consumer	258,345	253,317	244,994	212,730	213,543
Other	58,975	52,960	54,634	44,782	47,276
Gross loans	2,716,888	2,699,205	2,621,053	2,496,113	2,449,542
Less allowance for loan losses	(35,285)	(40,686)	(34,899)	(33,832)	(32,502)
Total net loans	$2,681,603	$2,658,519	$2,586,154	$2,462,281	$2,417,040
Gross Loans - Colorado	$1,822,739	$1,845,292	$1,798,543	$1,744,418	$1,729,317
Gross Loans - Arizona	$894,149	$853,913	$822,510	$751,695	$720,225
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$834,152	$804,777	$832,131	$770,076	$687,199
Interest-bearing demand	600,415	585,524	572,848	618,272	589,401
Savings	18,165	18,078	18,540	19,384	16,811
Certificates of deposits under $100	21,078	21,515	22,220	22,487	23,405
Certificates of deposits $100 and over	92,161	94,260	100,958	105,111	113,030
Reciprocal CDARS	36,816	37,223	32,969	42,424	57,317
Total interest-bearing deposits	1,602,787	1,561,377	1,579,666	1,577,754	1,487,163
Noninterest-bearing demand deposits	1,171,577	1,180,335	1,127,747	1,054,632	1,060,054
Total deposits	2,774,364	2,741,712	2,707,413	2,632,386	2,547,217
Customer repurchase agreements	39,141	47,459	62,182	58,328	58,814
Total deposits and customer repurchase agreements	$2,813,505	$2,789,171	$2,769,595	$2,690,714	$2,606,031

BALANCE SHEET AVERAGES
Average assets	$3,351,087	$3,298,242	$3,181,097	$3,076,682	$3,038,010
Average investments	507,797	512,638	513,469	483,867	486,460
Average loans	2,701,483	2,651,689	2,539,774	2,467,522	2,409,171
Average deposits	2,708,483	2,738,796	2,631,887	2,588,477	2,495,616
Average subordinated debentures	131,206	131,187	131,167	76,056	72,166
Average shareholders' equity	275,863	274,196	282,686	319,664	312,757
Average interest-earning assets	3,228,872	3,183,463	3,080,460	2,975,133	2,916,283
Average interest-bearing liabilities	1,891,527	1,835,549	1,804,693	1,729,251	1,666,630
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$40,686	$34,899	$33,832	$32,502	$32,765
Provision for loan losses	370	5,390	762	1,057	(789)
Net recovery (charge-off)	(5,771)	397	305	273	526
Ending allowance for loan losses	$35,285	$40,686	$34,899	$33,832	$32,502
CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$8,244	$15,717	$4,881	$4,075	$6,088
Loans 90 days or more past due and accruing interest	-	505	-	-	-
Total nonperforming loans	8,244	16,222	4,881	4,075	6,088
OREO and repossessed assets	5,079	5,079	5,481	5,786	5,786
Total nonperforming assets	$13,323	$21,301	$10,362	$9,861	$11,874
Performing renegotiated loans	$26,523	$28,196	$29,567	$29,806	$27,139
Classified loans	$60,700	$51,078	$41,190	$46,277	$36,792
ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.40%	0.64%	0.31%	0.31%	0.38%
Nonperforming loans to total loans	0.30%	0.60%	0.19%	0.16%	0.25%
Nonperforming loans and OREO to total loans and OREO	0.49%	0.79%	0.39%	0.39%	0.48%
Allowance for loan and credit losses to total loans	1.30%	1.51%	1.33%	1.36%	1.33%
Allowance for loan and credit losses to nonperforming loans	428.01%	250.81%	715.00%	830.23%	533.87%

10 | Page

CoBiz Financial Inc.

March 31, 2016

(unaudited)

	For the three months ended,
	March 31, 2016			December 31, 2015			March 31, 2015
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$19,592	$27	0.55%	$19,136	$14	0.29%	$20,652	$12	0.23%
Investment securities	507,797	3,590	2.83%	512,638	3,518	2.75%	486,460	3,527	2.90%
Loans	2,701,483	29,295	4.29%	2,651,689	29,221	4.31%	2,409,171	27,597	4.58%
Total interest-earning assets	$3,228,872	$32,912	4.04%	$3,183,463	$32,753	4.04%	$2,916,283	$31,136	4.27%

Noninterest-earning assets	122,215			114,779			121,727
Total assets	$3,351,087			$3,298,242			$3,038,010

Liabilities and Shareholders' Equity
Deposits
Money market	$806,301	$543	0.27%	$812,953	$553	0.27%	$681,749	$489	0.29%
Interest-bearing demand	575,072	206	0.14%	581,622	202	0.14%	560,906	194	0.14%
Savings	17,998	3	0.07%	18,749	3	0.06%	16,127	2	0.05%
Certificates of deposit
Reciprocal	37,013	15	0.16%	34,796	15	0.17%	56,554	34	0.24%
Under $100	21,108	20	0.38%	21,626	21	0.39%	23,739	24	0.41%
$100 and over	94,741	118	0.50%	97,759	124	0.50%	120,002	151	0.51%
Total interest-bearing deposits	$1,552,233	$905	0.23%	$1,567,505	$918	0.23%	$1,459,077	$894	0.25%
Other borrowings
Securities sold under agreements to repurchase	46,615	7	0.06%	52,090	8	0.06%	54,707	10	0.07%
Other short-term borrowings	161,473	215	0.53%	84,767	71	0.33%	80,680	51	0.25%
Long term-debt	131,206	1,839	5.54%	131,187	1,849	5.52%	72,166	1,008	5.59%
Total interest-bearing liabilities	$1,891,527	$2,966	0.62%	$1,835,549	$2,846	0.61%	$1,666,630	$1,963	0.47%
Noninterest-bearing demand accounts	1,156,250			1,171,291			1,036,539
Total deposits and interest-bearing liabilities	3,047,777			3,006,840			2,703,169
Other noninterest-bearing liabilities	27,447			17,206			22,084
Total liabilities	3,075,224			3,024,046			2,725,253
Total equity	275,863			274,196			312,757
Total liabilities and equity	$3,351,087			$3,298,242			$3,038,010
Net interest income - taxable equivalent		$29,946			$29,907			$29,173
Net interest spread			3.42%			3.43%			3.80%
Net interest margin			3.73%			3.73%			4.06%
Ratio of average interest-earning assets to average interest-bearing liabilities	170.70%			173.43%			174.98%

11 | Page

CoBiz Financial Inc.

March 31, 2016

(unaudited)

Reconciliation of Non-GAAP Measures to GAAP

(in thousands, except per share amounts)

The Company believes these non-GAAP measures are useful to obtain an understanding of the operating results of the Company’s core business and reflect the basis on which management internally reviews financial performance and capital adequacy. These non-GAAP measures are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP performance measures that may be presented by other companies.

The following table includes non-GAAP financial measures related to tangible equity, tangible common equity and tangible assets.  The table below has  been adjusted to exclude intangible assets and preferred stock.

		At
		March 31,	December 31,	September 30,	June 30,	March 31,
		2016	2015	2015	2015	2015

	Shareholders' equity as reported - GAAP	$277,811	$273,536	$269,969	$322,645	$315,629
	Intangible assets	(1,776)	(1,926)	(2,076)	(2,226)	(2,376)

A	Tangible equity - non-GAAP	276,035	271,610	267,893	320,419	313,253
	Preferred stock	-	-	-	(57,338)	(57,338)

B	Tangible common equity - non-GAAP	$276,035	$271,610	$267,893	$263,081	$255,915

	Total assets as reported - GAAP	$3,357,000	$3,351,767	$3,307,772	$3,166,092	$3,090,226
	Intangible assets	(1,776)	(1,926)	(2,076)	(2,226)	(2,376)

C	Total tangible assets - non-GAAP	$3,355,224	$3,349,841	$3,305,696	$3,163,866	$3,087,850

D	Common shares outstanding	41,355	41,122	41,067	41,028	40,988

B / C	Tangible common equity to tangible assets - non-GAAP	8.23%	8.11%	8.10%	8.32%	8.29%
A / C	Tangible equity to tangible assets - non-GAAP	8.23%	8.11%	8.10%	10.13%	10.14%
B / D	Tangible book value per common share - non-GAAP	$6.67	$6.60	$6.52	$6.41	$6.24

12 | Page